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                                                                   EXHIBIT 10.78


                            TERMINATION CERTIFICATE

         DMX Inc. ("DMX"), a Delaware corporation and Jerold H. Rubinstein, an individual ("RUBINSTEIN"), agree and acknowledge that:

         1. Pursuant to the terms of the Subscription and Shareholders Agreement dated as of December 18, 1996, and pursuant to the terms of the Stock Purchase and Shareholders Agreement dated as of December 18, 1996 (the "STOCK PURCHASE AGREEMENT"),the Stock Purchase Agreement is terminated.

         2. Each of DMX and Rubinstein mutually release the other from any obligation or liability under the Stock Purchase Agreement.


                                    DMX Inc.,
                                    a Delaware corporation

                                    By  /s/ JOANNE WENDY KIM
                                       ------------------------
                                       Its
                                          ---------------------

                                    JEROLD H. RUBINSTEIN,
                                    an individual

                                    /s/ JEROLD H. RUBINSTEIN
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